INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED JUNE 27, 2023 TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED FEBRUARY 28, 2023 OF:

Invesco Total Return Bond ETF (GTO)
(the “Fund”)

Effective June 28, 2023, Invesco Capital Management LLC has agreed to waive a portion of the management fees it is entitled to receive from the Fund until at least August 31, 2025. After giving effect to such waiver, the Fund’s net unitary management fee will be 0.25% of the Fund’s average daily net assets. Accordingly, effective June 28, 2023, the Fund’s Prospectus and SAI are revised as described below:

•	The following replaces the corresponding disclosure in the “Fund Fees and Expenses” section of the Fund’s Summary Prospectus and the “Summary Information – Fund Fees and Expenses” section of the Fund’s Statutory Prospectus:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	None
Total Annual Fund Operating Expenses	0.50%
Fee Waiver and/or Expense Reimbursement(1)	0.25%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.25%

(1)	Effective June 28, 2023, Invesco Capital Management LLC (the “Adviser”) has agreed to waive a portion of its unitary management fee for the Fund through August 31, 2025. After giving effect to such waiver, the net unitary management fee will be 0.25%. The Adviser may not terminate the agreement prior to August 31, 2025.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$109	$228	$579

•	The following disclosure is added to the end of the first paragraph in the “Management of the Fund—Advisory Fees” section of the Fund’s statutory prospectus:

Effective June 28, 2023, the Adviser has agreed to waive a portion of its unitary management fee for the Fund through August 31, 2025. After giving effect to such waiver, the net unitary management fee will be 0.25%. The Adviser may not terminate the agreement prior to August 31, 2025.

•	The information relating to the Fund set forth in the table included within the “Management—Investment Advisory Agreement” section of the Fund’s SAI is replaced with the following:

Fund	Advisory Fee
Invesco Total Return Bond ETF	0.50	%*

* Effective June 28, 2023, the Adviser has agreed to waive a portion of its unitary management fee for the Fund through August 31, 2025. After giving effect to such waiver, the net unitary management fee will be 0.25%. The Adviser may not terminate the agreement prior to August 31, 2025.

Please Retain This Supplement for Future Reference.

P-GTO-SUMSTATSAI-SUP 062723